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                                                                   Exhibit 10.26

                             CONTRIBUTION AGREEMENT


         This CONTRIBUTION AGREEMENT (the "Agreement") is entered into as of March ___, 1999 between MKS INSTRUMENTS, INC., a Massachusetts corporation (the "Parent"), and the persons listed on SCHEDULE A attached hereto (individually a "Stockholder" and collectively the "Stockholders"). Each of the Stockholders owns shares of capital stock of MKS International, Inc., a Massachusetts corporation and a subsidiary of Parent ("MKS International") and/or MKS Instruments France S.A. ("MKS France"). MKS International and MKS France are hereinafter collectively referred to as the "Subsidiaries" and each individually as a "Subsidiary."

         WHEREAS, the Parent has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission in connection with a firm commitment underwritten public offering (the "IPO") of shares of its common stock, no par value ("Common Stock");

         WHEREAS, in connection with the IPO, the Parent will list its Common Stock for quotation on the Nasdaq National Market System; and

         WHEREAS, the Stockholders and the Parent believe that, in order to facilitate the IPO, the Subsidiaries, to the maximum extent allowed under applicable law, should be owned by the Parent;

         NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

         1. CONTRIBUTION OF SHARES OF SUBSIDIARIES. Subject to the terms and conditions of this Contribution Agreement, each of the Stockholders hereby agrees that, effective immediately prior to the closing of the IPO (the "Closing"), all of his, her or its interest in all shares of the Subsidiaries owned by him, her or it (the "Shares") shall be contributed, transferred, conveyed, assigned and delivered to the Parent or its designee. At the Closing each Stockholder shall deliver to the Parent certificates evidencing the Shares owned by such Stockholder duly endorsed in blank or with stock powers duly executed by such Stockholder.

         2. FURTHER ASSURANCES. At any time and from time to time after the Closing, at the Parent's request and without consideration, each of the Stockholders shall promptly execute and deliver such instruments of contribution, transfer, conveyance, assignment and confirmation, and take all such other action as the Parent may reasonably request, more effectively to transfer, convey and assign to the


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Parent or its designee, and to confirm the Parent's or its designee's title to, all of the Shares owned by such Stockholder, and to assist the Parent in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement.



         3. REPRESENTATIONS OF THE STOCKHOLDERS. Each Stockholder severally represents and warrants to the Parent as follows:

            (a) Except as set forth on Schedule B attached hereto, such Stockholder has good and marketable title to the Shares which are to be transferred to the Parent by such Stockholder pursuant hereto, free and clear of any and all covenants, conditions, restrictions, voting trust arrangements, liens, charges, encumbrances, options and adverse claims or rights whatsoever. SCHEDULE A attached hereto sets forth a true and correct description of all Shares owned by such Stockholder.

            (b) Except as set forth on Schedule B attached hereto, such Stockholder has the full right, power and authority to enter into this Agreement and to transfer, convey and assign to the Parent at the Closing the Shares to be contributed by such Stockholder hereunder and, upon consummation of the IPO, the Parent or its designee will acquire from such Stockholder good and marketable title to such Shares, free and clear of all covenants, conditions, restrictions, voting trust arrangements, liens, charges, encumbrances, options and adverse claims or rights whatsoever.

            (c) Except as set forth on Schedule B attached hereto, such Stockholder is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this Agreement by such Stockholder or the transfer, conveyance and assignment of the Shares to be contributed by such Stockholder to the Parent or its designee pursuant to the terms hereof.



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         4.   MISCELLANEOUS.

         4.1 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which counterparts collectively shall constitute an instrument representing the Agreement between the parties hereto.

         4.2 CONSTRUCTION OF TERMS. Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         4.3 GOVERNING LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts without regard to Massachusetts choice of law rules.

         4.4 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by a written agreement executed by the parties.

         4.5 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Stockholders without the prior written consent of the Parent.

         4.6 INTERPRETATION. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

         4.7 SEVERABILITY. In the event that any one or more of the provisions of this Agreement shall be held to be illegal, invalid or unenforceable in any respect, the same shall not in any respect affect the validity, legality or enforceability of the remainder of this Agreement, and the parties shall use their best efforts to replace such illegal, invalid or unenforceable provisions with an enforceable provision approximating, to the extent possible, the original intent of the parties.


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         4.8  ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto in respect to the subject matter contained herein. There are no representations, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter.

         4.9 NOTICES. All notices provided for in this Agreement shall be validly given if in writing and delivered personally or sent by registered mail, postage prepaid if to the Parent, to:

      President
      MKS Instruments, Inc.
      6 Shattuck Road
      Andover, MA  01810

      copy to:
      Richard S. Chute
      Hill & Barlow
      One International Place
      Boston, MA  02110

      If to any Stockholder, to the address appearing under such Stockholder's name on Exhibit A attached hereto, or at such other address provided by such Stockholder in writing to the Parent.


         4.10 TERMINATION OF AGREEMENT. This Agreement shall terminate and be void, as if it never had been executed, if the Closing shall not have occurred on or before July 31, 1999


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           MKS INSTRUMENTS, INC.


                                           By:_________________________________
                                              Ronald C. Weigner, Vice President
                                              and Chief Financial Officer


                                           STOCKHOLDERS


                                           ___________________________________
                                           John R. Bertucci


                                           ___________________________________
                                           Claire R. Bertucci


                                           ___________________________________
                                           John J. Sullivan

                                           ___________________________________
                                           Richard S. Chute


                                           ___________________________________
                                           Bernard Martin


                                           Claire R. Bertucci Second Family
                                           Trust of December 15, 1986 FBO
                                           Carol B. Bertucci


                                           By:________________________________
                                                  John R. Bertucci, Trustee

                                           By:________________________________
                                                  Thomas H. Belknap, Trustee



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                                             Claire R. Bertucci Second Family
                                             Trust of December 15, 1986 FBO
                                             Janet C. Bertucci


                                             By:________________________________
                                                    John R. Bertucci, Trustee

                                             By:________________________________
                                                   Thomas H. Belknap, Trustee

                                             John R. Bertucci Second Family
                                             Trust of December 15, 1986 FBO
                                             Carol B. Bertucci


                                             By:________________________________
                                                  Claire R. Bertucci, Trustee


                                             By:________________________________
                                                   Richard S. Chute, Trustee


                                             John R. Bertucci Second Family
                                             Trust of December 15, 1986 FBO
                                             Janet C. Bertucci


                                             By:________________________________
                                                   Claire R. Bertucci, Trustee

                                             By:________________________________
                                                   Richard S. Chute, Trustee



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                                   SCHEDULE A

                                  STOCKHOLDERS


                                                       MKS International        MKS France
                                                          Shares Owned         Shares Owned

John R. Bertucci                                              2,315.0                 5.0
  c/o MKS Instruments, Inc.
  6 Shattuck Road
  Andover, MA 01810

Claire R. Bertucci                                            2,205.0                 5.0
  c/o MKS Instruments, Inc.
  6 Shattuck Road
  Andover, MA 01810

Claire R. Bertucci Second Family Trust of                       233.5                   0
  December 15, 1986 f/b/o Carol B. Bertucci
  c/o Hill & Barlow
  One International Place
  Boston, MA 02110

Claire R. Bertucci Second Family Trust of                       233.5                   0
  December 15, 1986 f/b/o Janet C. Bertucci
  c/o Hill & Barlow
  One International Place
  Boston, MA 02110

John R. Bertucci Second Family Trust of                         233.5                   0
  December 15, 1986 f/b/o Carol B. Bertucci
  c/o Hill & Barlow
  One International Place
  Boston, MA 02110

John R. Bertucci Second Family Trust of                        233.5                   0
  December 15, 1986 f/b/o Janet C. Bertucci
  c/o Hill & Barlow
  One International Place
  Boston, MA 02110

John J. Sullivan                                               250.0                   0
  c/o MKS Instruments, Inc.
  6 Shattuck Road
  Andover, MA 01810

Richard Chute                                                      0                 4.0
  c/o Hill & Barlow
  One International Place
  Boston, MA 02110

Bernard Martin                                                     0                 5.0
  c/o MKS Instruments France s.a
  43, Rue du Commandant Rolland
  B.P. 41
  F-93352 le Bourget, Cedex




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                                   SCHEDULE B